Significant Accounting Policies	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Significant Accounting Policies

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES:

a.	General

(i)	Nature of operations

Orbotech Ltd. (the “Company” or “Orbotech”) is an Israeli company whose core business lies in enabling electronic device manufacturers to inspect, test and measure printed circuit boards (“PCB”s) and flat panel displays (“FPD”s) to verify their quality (‘reading’); pattern the desired electronic circuitry on the relevant substrate and perform three-dimensional shaping of metalized circuits on multiple surfaces (‘writing’); and utilize advanced vacuum deposition and etching processes in semiconductor device (“SD”) and semiconductor manufacturing and to perform laser drilling of electronic substrates (‘connecting’). Orbotech refers to this ‘reading’, ‘writing’ and ‘connecting’ as enabling the ‘Language of Electronics’.

The products designed, developed, manufactured, marketed and serviced by the Company include: direct imaging (“DI”), automated optical inspection (“AOI”), automated optical shaping (“AOS”), via formation (“VF”) laser drilling tools, additive printing solutions (previously known as inkjet printing) and other production systems used in the manufacture of PCBs; AOI, test, repair and process monitoring systems used in the manufacture of FPDs; and etch, physical vapor deposition (“PVD”), chemical vapor deposition (“CVD”) and molecular vapor deposition (“MVD”) equipment for use in the manufacture of SDs, such as micro-electro-mechanical systems (“MEMS”), advanced semiconductor packaging (“Advanced Packaging”), power and radio frequency (“RF”) devices and high brightness light emitting diode (“HBLED”) devices.

The Company also markets computer-aided manufacturing (“CAM”) and engineering solutions for PCB production, which are designed and developed by Frontline P.C.B. Solutions Limited Partnership (“Frontline”). In addition, through its subsidiary, Orbotech LT Solar, LLC (“OLTS”), the Company is engaged in the research, development and marketing of products for the deposition of thin film coating of various materials on crystalline silicon photovoltaic wafers for solar energy panels through plasma-enhanced chemical vapor deposition (“PECVD”); and, through its subsidiary Orbograph Ltd. (“Orbograph”), in the development and marketing of character recognition solutions to banks, financial and other payment processing institutions and healthcare providers.

The Company continues to develop technologies for use in other applications both within and outside the electronics industry and also regularly and selectively evaluates opportunities to acquire complementary technologies to further diversify its business. The Company derives a significant portion of its revenues from the service and support of its substantial installed base of products.

For information as to the Company’s reportable segments, principal geographical markets and major customers, see Note 14.

(ii)	Accounting principles

The consolidated financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”).

(iii)	Functional currency

The currency of the primary economic environment in which the operations of the Company and its subsidiaries are conducted is the United States dollar (the “Dollar”).

Virtually all product revenues of the Company and its subsidiaries and affiliates are derived outside Israel in non-Israeli currencies, mainly the Dollar. Most purchases of materials and components are made in Dollars or in Israeli currency under contracts linked to the Dollar. Thus, the functional currency of the Company and all of its subsidiaries is the Dollar.

Monetary accounts maintained in currencies other than the Dollar are re-measured to the Dollar at the balance sheet date. Operational accounts and non-monetary balance sheet accounts are measured and recorded at the rate in effect at the date of the transaction. The effects of foreign currency re-measurement are recorded in financial expenses - net.

(iv)	Use of estimates in the preparation of financial statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting years. Some of those judgments can be subjective and complex and, consequently, actual results may differ materially from those estimates and assumptions. As applicable to these financial statements, the most significant estimates and assumptions relate to revenue recognition, inventories, deferred tax assets, provision for uncertain tax positions, provision for doubtful accounts, goodwill, intangible assets and contingencies.

b.	Principles of consolidation

These consolidated financial statements include the accounts of the Company and its subsidiaries.

Intercompany balances and transactions have been eliminated in consolidation. Profits from intercompany sales not yet realized outside of the Company and its subsidiaries have also been eliminated.

The Company’s holding in OLTS, is currently approximately 80.4% on a fully diluted basis.

Approximately 16% of OLTS’s equity interest as at December 31, 2017 is held by the two developers of certain of OLTS’s technology. Each of these two developers holds a put option to sell his holdings in OLTS to, at the Company’s election, the Company and/or OLTS. These put options became exercisable commencing from 2015, subject to the achievement of a certain financial milestone by OLTS (which was not met in any of 2017, 2016 or 2015). The purchase price to be paid by the Company and/or OLTS upon the exercise of these put options shall be equal to the fair market value of the equity interest being sold, as determined by an external appraiser. There is a limit on the number of equity interest units that the two developers may require the Company to purchase, upon exercise of these put options, each year. The put options shall expire upon the earlier of an initial public offering, merger and acquisition transaction or a third party investment in OLTS that results in such third party holding at least 5% of OLTS’s equity interest.

c.	Cash and cash equivalents

The Company considers all highly liquid investments, including cash and short-term bank deposits that are not restricted as to withdrawal or use and the period to maturity of which does not exceed three months at the time of investment, to be cash equivalents.

d.	Restricted cash

The Company has restricted cash deposited as a guarantee for customers in interest bearing deposits. The Company classifies these amounts as a current asset due to their short maturity. As of December 31, 2017 the Company does not hold any restricted cash.

e.	Short-term bank deposits

Bank deposits with original maturity dates of more than three months but less than one year are included in short-term bank deposits. As of December 31, 2017 and 2016, short-term deposits are in Dollars, Chinese Renminbi and Euros and bear interest at an average annual rate of 1.55% and 0.16%, respectively.

f.	Concentration of credit risks and allowance for doubtful accounts

As of December 31, 2017 and 2016, most of the Company’s cash and cash equivalents were deposited with major Israeli, European, United States and Far Eastern banks. The Company is of the opinion that the credit risk in respect of these balances is not material.

The Company performs ongoing credit evaluations of its customers for the purpose of determining the appropriate allowance for doubtful accounts. In respect of sales to customers in certain economies, the Company generally requires letters of credit from banks.

The allowance for doubtful accounts is determined for specific debts doubtful of collection.

The Company routinely receives letters of credit or promissory notes in connection with sales of products in the Far East and Japan. From time to time, the Company may sell some of these letters of credit and promissory notes to third parties at a discount in return for cash. The resulting costs related to the letters of credit and promissory notes are charged to ‘financial expenses - net’, as incurred. During the years ended December 31, 2017, 2016 and 2015, the Company sold face amounts of $89.4 million, $37.8 million and $35.4 million, respectively, of these letters of credit and promissory notes.

g.	Inventories

Inventories are stated at the lower of cost or net realizable value. Cost is determined as follows: components, products in process and finished products - on the weighted average basis; and labor and overhead - on the basis of actual manufacturing costs, assuming normal manufacturing capacity. Net realizable value is determined based on estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal, and transportation.

The Company periodically assesses inventory for obsolescence and excess balances and reduces the carrying value by an amount equal to the difference between its cost and the net realizable value, when applicable.

The net realizable value is primarily estimated based on future demand forecasts, as well as, historical sales trends, product life cycle status and product development plans.

h.	Marketable securities

As of December 31, 2017 and 2016, all of the Company’s investments in marketable securities were classified as available-for-sale securities.

Securities classified as available-for-sale are reported at fair value with unrealized gains and losses, net of related tax, recorded as a separate component of other comprehensive income (loss) in equity until realized.

Unrealized losses that are considered to be other-than-temporary are charged to income as impairment charge.

i.	Investment in equity method investees

Investments in shares of an entity over which the Company has significant influence or joint control, but owns less than a controlling voting interest, are accounted for using the equity method. Significant influence is presumed to exist when the Company holds between 20%-50% of the voting power in an investee.

j.	Property, plant and equipment

These assets are stated at cost and are depreciated by the straight-line method over their estimated useful lives.

Annual rates of depreciation are as follows:

%
Machinery and equipment	10-33
(mainly 20)
Leasehold improvements	Over the term of the lease (mainly 10)
Buildings	3
Office furniture and equipment	6-33
Computer equipment	20-33
Vehicles	15-25

k.	Other intangible assets

Acquired intangible assets are presented at cost, net of accumulated amortization and impairments. Definite intangible assets consist primarily of intellectual property and customer relations, and are being amortized on a straight-line basis over periods of five to seven years and, in some cases, up to 12 years. The Company capitalizes in-process research and development projects acquired as part of a business combination. Upon successful completion of each project, IPR&D assets are reclassified to developed technology and amortized over their estimated useful lives.

l.	Impairment of long-lived assets

Long-lived assets, including definite life intangible assets, held and used by an entity are reviewed for potential impairment whenever events or changes in circumstances indicate that the carrying amount of the assets (or asset group) may not be recoverable. In the event that the sum of the expected future cash flows (undiscounted and without interest charges) of the long-lived assets (or asset group) is less than the carrying amount of such assets, an impairment charge would be recognized, and the assets (or asset group) would be written down to their estimated fair values.

Indefinite-life intangible assets are not amortized but rather tested for impairment annually, or whenever events or circumstances present an indication of impairment. The Company applies the Financial Accounting Standards Board (the “FASB”) guidance that permits the Company to make a qualitative assessment of whether the indefinite-lived asses is impaired or opt to bypass the qualitative assessment and proceed directly to determine the indefinite-lived intangible asset’s fair value. If the Company determines, based on the qualitative tests, that it is not likely than not that the indefinite-lived asset is impaired, no further action is required. Otherwise, the Company is required to perform the quantitative impairment test by comparing the fair value of the indefinite-lived asset to its carrying amount. If the indefinite-lived intangible asset is considered to be impaired, an impairment charge is recorded as the amount of which the carrying amount of the asset exceeds its fair value.

No impairment charges were recorded in the years ended December 31, 2017, 2016 and 2015.

m.	Goodwill

Goodwill is not amortized, but rather tested for impairment annually, as of September 30 of each year, or whenever events or circumstances present an indication of impairment, by assessing the fair value of the Company’s various reporting units.

The goodwill impairment test is applied by performing qualitative and/or quantitative assessments before calculating the fair value of the reporting unit. If, on the basis of these factors, it is considered more likely than not that the fair value of the reporting unit is higher than the carrying amount, further testing of goodwill for impairment would not be required. Otherwise, goodwill impairment is tested using a two-step approach.

The first step involves comparing the fair value of a company’s reporting units to their carrying amount. If the fair value of the reporting unit is determined to be greater than its carrying amount, there is no impairment. If the reporting unit’s carrying amount is determined to be greater than the fair value, the second step must be completed to measure the amount of impairment, if any. The second step involves calculating the implied fair value of goodwill by deducting the fair value of all tangible and intangible assets, excluding goodwill, of the reporting unit from the fair value of the reporting unit as determined in step one. The implied fair value of the goodwill in this step is compared to the carrying value of goodwill. If the implied fair value of the goodwill is less than the carrying value of the goodwill, an impairment loss equivalent to the difference is recorded.

In the years ended December 31, 2017 and 2015, the Company elected to perform qualitative assessments, and in the year ended December 31, 2016, the Company elected to perform a quantitative assessment for the annual goodwill impairment test.

As a result of performing the annual impairment tests, on September 30, 2017, 2016 and 2015, the Company determined that there was no impairment with respect to goodwill.

n.	Revenue recognition

The Company recognizes revenue from the sale of non-software products to end users upon delivery, provided that appropriate signed documentation of the arrangement, such as a signed contract, purchase order or letter of agreement, has been received by the Company, the fee or sale price is fixed or determinable and collectability is reasonably assured. The Company does not, in the normal course of business, provide a right of return to its customers. Installation and training are not essential to the product capabilities as they do not require specialized skills and can be performed by other vendors.

The Company’s revenue arrangements contain multiple elements, as it grants its customers a warranty on products sold, which includes the provision of post-sale service and maintenance, usually for a period of six to 12 months and installation service. Upon meeting the revenue recognition criteria of the product, the Company records a portion of the sale price that relates to the value of the service and maintenance expected to be performed during the aforementioned period as deferred income, and recognizes it as service revenue ratably over such period. In addition, the Company defers the value of the installation and training and recognizes it upon completion of installation and training.

When a sales arrangement contains multiple elements, such as product warranty and installation, the Company allocates revenue to each element based on a selling price hierarchy. The selling price for a deliverable is based on its vendor specific objective evidence (“VSOE”), if available, and otherwise is based on third party evidence (“TPE”) or on the relative estimated selling price (“ESP”) if neither VSOE nor TPE is available. Because of the nature of its products, the Company generally utilizes ESP.

The determination of ESP involves consideration of several factors based on the specific facts and circumstances of the arrangement. Specifically, the Company considers the cost to produce the deliverable, the anticipated margin on that deliverable, the selling price and profit margin for similar parts in different geographical regions, its ongoing pricing strategy and policies and other economic conditions and trends.

In the case of delivery of newly developed products or technologies, revenue is deferred until acceptance is received.

Service revenue in respect of the Company’s products is recognized ratably over the contractual service period, or in a fee for service arrangement, as service is provided.

The cost to the Company of warranting that the product will perform according to certain specifications and that the Company will repair or replace the product if it ceases to work properly, is insignificant and is treated according to accounting guidance for contingencies.

The Company recognizes revenue from the sale of software to end users upon delivery, provided that appropriate signed documentation of the arrangement, such as a signed contract, purchase order or letter of agreement, has been received by the Company, the fee or sale price is fixed or determinable, and collectability is reasonably assured. When software is made available to customers electronically, it is deemed to have been delivered when the Company has provided the customer with the access codes necessary to enable immediate possession of the software. If collectability is not considered probable, revenue is recognized when the fee or sale price is collected. Maintenance revenues are comprised of revenue from support arrangements which include technical support and the right to unspecified upgrades on an if-and-when-available basis. Revenues from these services are deferred and recognized on a straight-line basis over the life of the related agreement, which is typically one year.

The Company recognizes revenues net of value added tax.

o.	Research and development

Research and development costs, which consist mainly of labor costs, materials and subcontractors, are expensed as incurred. Pre-payments for goods or services that will be used or rendered for future research and development activities are deferred and amortized over the period that the goods are delivered or the related services are performed, subject to an assessment of recoverability. Government funding for development of approved projects is recognized as a reduction of expenses as the related cost is incurred. The Company is not required to pay royalties on sales of products developed using government funding.

p.	Shipping and handling costs

Shipping and handling costs are classified as a component of cost of revenues.

q.	Taxes on income

(i)	Deferred income taxes

Deferred income taxes are determined utilizing the asset and liability method based on the estimated future tax effects of temporary differences between the financial accounting and tax bases of assets and liabilities and on the tax rates anticipated to be in effect when the deferred taxes are expected to be paid or realized. Valuation allowance is included in respect of deferred tax assets when it is considered more likely than not that such assets will not be realized.

The Company may incur additional tax liability in the event of intercompany dividend distributions by some of its subsidiaries. Such additional tax liability in respect of these non-Israeli subsidiaries has not been provided when the Company intends to reinvest earnings of foreign subsidiaries indefinitely.

Tax liabilities that would apply in the event of disposal of investments in subsidiaries have not been taken into account in computing the deferred taxes, as it is the Company’s intention to hold, and not to realize, these investments.

(ii)	Uncertain tax positions

The Company follows a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon ultimate resolution. The Company’s policy is to include interest and penalties related to unrecognized tax benefits within taxes on income. Such liabilities are classified as long-term, unless the liability is expected to be resolved within 12 months from the balance sheet date. The Company presents unrecognized tax benefits as a reduction to deferred tax assets where a net operating loss, a similar tax loss, or a tax credit carryforward exists, when settlement in this manner is available under the applicable tax law.

r.	Treasury shares

Treasury shares are presented as a reduction of equity, at their cost to the Company.

s.	Derivative financial instruments

The Company uses financial instruments and derivatives to hedge existing non-Dollar assets and liabilities as well as certain anticipated transactions which are probable and are expected to be denominated in non-Dollar currencies.

All derivative instruments are recognized in the balance sheet at their fair value. On the date that the Company enters into a derivative contract it designates the derivative, for accounting purposes, as either a hedging instrument or a non-hedging instrument.

For derivative financial instruments that are designated and qualify as a cash flow hedge, the effective portions of changes in fair value of the spot component are recorded in other comprehensive income or loss, as ‘gain (loss) in respect of derivative instruments designated for cash flow hedge, net of taxes’ and are recognized in the statement of operations when the hedged item affects earnings. Ineffective portions of changes in the fair value of cash flow hedges, if any, and hedge components such as time value, excluded from assessment of effectiveness testing, are recognized immediately in the statement of operations among ‘financial expenses - net’. Changes in the fair value of other derivatives not designated as hedging instruments are recognized in the statement of operations among ‘financial expenses - net’ and amounted to a loss of $2,702,000 in the year ended December 31, 2017, and gains of $294,000 and $1,192,000 in the years ended December 31, 2016 and 2015, respectively.

Cash flows from derivatives that qualify as a cash flow hedge are recognized in the statement of cash flows in the same category as that of the hedged item. Cash flows from other economic derivatives remain part of cash flows from operating activities.

t.	Share-based compensation

Equity awards granted to employees and directors are accounted for using the grant date fair value method. The fair value of share-based payment transactions is recognized as an expense over the requisite service period.

The Company elected to recognize compensation cost for awards that have a graded vesting schedule using the accelerated multiple-option approach.

Certain equity awards are subject to forfeiture should the Company fail to attain specified performance goals. The fair value of these awards is estimated on the date of grant using the same option valuation model used by the Company for non-performance equity awards. For so long as the Company assumes that the performance goals will be achieved, compensation cost is recorded with respect thereto. If and when a point in time is reached that the Company believes the performance goals will not be achieved, it will then reverse the share-based compensation expenses recognized through such date.

Equity awards granted to non-employees are re-measured at each reporting period at fair value until they have vested. The fair value of equity awards is charged to the statement of operations over the service period.

u.	Comprehensive income or loss

In addition to net income, comprehensive income or loss includes: (i) gains or losses in respect of derivative instruments designated as cash flow hedges, net of taxes (see s. above); and (ii) unrealized gains and losses arising from securities classified as available-for-sale, net of taxes (see h. above).

v.	Earnings per share

Basic earnings per share are computed based on the weighted average number of shares outstanding during each year (net of treasury shares). In computing diluted earnings per share, the potential dilutive effect of outstanding equity awards is taken into account using the treasury stock method.

w.	Deferred financing costs

Deferred financing costs related to a recognized debt liability are presented as a direct deduction from the carrying amount of that debt liability.

x.	Impact of recently issued accounting pronouncements

(i)	In May 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”), which amends the existing accounting standards for revenue recognition. ASU 2014-09 is based on principles that govern the recognition of revenue at an amount an entity expects to be entitled when products are transferred to customers. ASU 2014-09 became effective for the Company beginning in the first quarter of 2018.

Subsequently, the FASB issued the following standards related to ASU 2014-09: ASU No. 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (“ASU 2016-08”); ASU No. 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing (“ASU 2016-10”); and ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expedients (“ASU 2016-12”). The Company must adopt ASU 2016-08, ASU 2016-10 and ASU 2016-12 with ASU 2014-09 (collectively, the “New Revenue Standards”) commencing the first quarter of 2018.

The Company adopted the New Revenue Standards in the first quarter of 2018 retrospectively with the cumulative effect recognized as of the date of adoption.

The Company analyzed the impact of the New Revenue Standards on its contract portfolio by reviewing its current accounting policies and practices to identify potential differences that would result from applying the requirements of the New Revenue Standards to its revenue contracts. In addition, the Company identified and implemented appropriate changes to its business processes and related policies to support recognition and disclosure under the New Revenue Standards.

The cumulative effect of adopting the New Revenue Standards on the Company’s revenues and operating income is not material, as the analysis of the Company’s contracts under the New Revenue Standards supports the recognition of revenue at a point in time for the majority of its contracts, which is consistent with its current revenue recognition model. Revenue on the majority of the Company’s contracts will continue to be recognized upon delivery because this represents the point in time at which control is transferred to the customer. Revenues derived from performance obligations such as warranty and service contracts will continue to be recognized over the period of the service. In addition, the number of the Company’s performance obligations under the New Revenue Standards is not materially different from the Company’s contract elements under the existing standard. Finally, the accounting for the estimate of variable consideration is not materially different compared to the Company’s current practice.

The Company also does not expect the New Revenue Standards to have a material impact on its consolidated balance sheet.

(ii)	In January 2016, the FASB issued ASU No. 2016-01, Recognition and measurement of financial assets and liabilities (“ASU 2016-01”), which relates to certain aspects of recognition, measurement, presentation, and disclosure of financial instruments. Most prominent among the changes in the standard is the requirement for changes in the fair value of the Company’s equity investments, with certain exceptions, to be recognized through net income rather than other comprehensive income. ASU 2016-01 will be effective for annual reporting periods and interim periods within those years beginning after December 15, 2017. The Company is currently in the process of evaluating the impact of the adoption of ASU 2016-01 on its consolidated financial statements.

(iii)	In February 2016, the FASB issued ASU No. 2016-02 leases (Topic 842) (“ASU 2016-02”), which revises lease accounting guidance. Under ASU 2016-02, lessees will be required to recognize a right-of-use asset and a lease liability for all leases, other than leases that meet the definition of a short-term lease. The liability and the right-of-use asset arising from the lease will be measured at the present value of the lease payments. ASU 2016-02 is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Early adoption is permitted. ASU 2016-02 must be adopted using a modified retrospective transition approach. The Company is currently evaluating the impact of the adoption of ASU 2016-02 on its consolidated financial statements.

(iv)	In June, 2016, the FASB issued ASU No. 2016-13 Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments which requires the measurement and recognition of expected credit losses for financial assets held at amortized cost. ASU 2016-13 replaces the existing incurred loss impairment model with an expected loss methodology, which will result in more timely recognition of credit losses. ASU 2016-13 is effective for annual reporting periods, and interim periods within those years beginning after December 15, 2019. The Company is currently in the process of evaluating the impact of the adoption of ASU 2016-13 on its consolidated financial statements.

(v)	In August 2016, the FASB issued ASU No. 2016-15, Statement of Cash Flows (Topic 230) - Classification of Certain Cash Receipts and Cash Payments (a Consensus of the FASB Emerging Issues Task Force) (“ASU 2016-15”). ASU 2016-15 provides guidance on eight specific cash flow classification issues: debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments or other debt instruments with coupon interest rates that are insignificant in relation to the effective interest rate of the borrowing, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, corporate and bank-owned life insurance policies, distributions received from equity method investees, beneficial interests in securitization transactions and separately identifiable cash flows and application of the predominance principle. ASU 2016-15 is effective for fiscal years beginning after December 15, 2017. The Company does not anticipate a significant impact upon adoption of ASU 2016-15.

(vi)	In October, 2016, the FASB issued ASU No. 2016-16, Income Taxes (Topic 740): Intra-Entity Transfers of Assets Other than Inventory (“ASU 2016-16”), which eliminates the exception for an intra-entity transfer of an asset other than inventory. ASU 2016-16 requires that the income tax consequences of an intra-entity asset transfer other than inventory be recognized at the time of the transfer, rather than when the transferred asset is sold to a third party or otherwise recovered through use. ASU 2016-16 is effective for annual reporting periods (including interim periods within those annual reporting periods) beginning after December 15, 2017. Early adoption is permitted as of the beginning of an annual reporting period (as of the first interim period if an entity issues interim financial statements). The new guidance requires adoption on a modified retrospective basis through a cumulative-effect adjustment directly to retained earnings as of the beginning of the period of adoption. The Company is currently evaluating the impact of the adoption of ASU 2016-16 on its consolidated financial statement and will adopt ASU 2016-16 on January 1, 2018.

(vii)

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash (a Consensus of the FASB Emerging Issues Task Force) (“ASU 2016-18”), which requires entities to include amounts generally described as restricted cash and restricted cash equivalents in cash and cash equivalents when reconciling beginning-of-period and end-of-period total amounts shown on the statement of cash flows. ASU 2016-18 is effective for annual reporting periods (including interim periods within those annual reporting periods) beginning after December 15, 2017. The Company adopted this standard in the year ended December 31, 2017 and reclassified the prior years amounts to conform to the current year presentation. The Company’s restricted cash balance is not significant.

(viii)	In January 2017, the FASB issued ASU No. 2017-04, Intangibles- Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment (“ASU 2017-04”), which eliminates step two of the goodwill impairment test and specifies that goodwill impairment should be measured by comparing the fair value of a reporting unit with its carrying amount. Additionally, the amount of goodwill allocated to each reporting unit with a zero or negative carrying amount of net assets should be disclosed. ASU 2017-04 is effective for annual or interim goodwill impairment tests performed in fiscal years beginning after December 15, 2019. Early adoption is permitted. The Company currently anticipates that the adoption of ASU 2017-04 will not have a material impact on its consolidated financial statements.

(ix)	In July 2017, the FASB issued ASU No. 2017-09, Compensation - Stock Compensation (Topic 718): Scope of Modification Accounting (“ASU 2017-09”), which provides guidance on the types of changes to the terms or conditions of share-based payment awards to which an entity would be required to apply modification accounting. An entity would not apply modification accounting if the fair value, vesting conditions, and classification of the awards are the same immediately before and after the modification. ASU 2017-09 is effective for annual periods beginning after December 15, 2017. The Company is currently in the process of evaluating the impact of the adoption of ASU 2017-09 on its consolidated financial statements.

(x)	In July 2017, the FASB issued ASU No. 2017-11, Earnings Per Share (Topic 260); Distinguishing Liabilities from Equity (Topic 480); Derivatives and Hedging (Topic 815) (“ASU 2017-11”) to address complexities in accounting for certain equity-linked financial instruments containing down round features. ASU 2017-11 changes the classification analysis of these financial instruments (or embedded features) so that equity classification is no longer precluded. The amendments in ASU 2017-11 are effective for annual reporting periods beginning after December 15, 2018, including interim reporting periods within those annual reporting periods. Early adoption is permitted. The Company is in the process of assessing the impact, if any, of ASU 2017-11 on its consolidated financial statements.

(xi)	In August 2017, the FASB issued ASU No. 2017-12, Derivatives and Hedging (Topic 815) (“ASU 2017-12”), which targeted improvements to accounting for hedging activities, to simplify certain aspects of hedge accounting for both non-financial and financial risks and better align the recognition and measurement of hedge results with an entity’s risk management activities. ASU 2017-12 also amends certain presentation and disclosure requirements for hedging activities and changes how an entity assesses hedge effectiveness. ASU 2017-12 is effective for fiscal years and interim periods within those years beginning after December 15, 2018. Early adoption is permitted. The Company is currently evaluating the impact ASU 2017-12 will have on its consolidated financial statements and associated disclosures.